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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                          CURRENT REPORT ON FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 7, 1998


                           FOUNTAIN OIL INCORPORATED
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            (Exact name of registrant as specified in its charter)


         Delaware                       0-9147                 91-0881481
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)


1400 Broadfield Blvd., Suite 100, Houston, Texas               77084-5163
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code     281-492-6992

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         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

        The Registrant issued a press release on July 7, 1998 announcing rejection of Bargo Acquisition Corporation proposal. That press release is an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits

             99(1) Press Release dated July 7, 1998 announcing rejection of Bargo proposal


                                    SIGNATURES
                                    ----------

   Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOUNTAIN OIL INCORPORATED


Date:   July 7, 1998                   By:  /s/Susan E. Palmer
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                                            Susan E. Palmer
                                            Corporate Secretary




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                                 EXHIBIT INDEX


                                                         FILED WITH
EXHIBIT                                                     THIS
NUMBER                       EXHIBIT                       REPORT
------                       -------                     -----------

99(1)   Press Release dated July 7, 1998 announcing
        rejection of Bargo proposal                           X